As filed with the Securities and Exchange Commission on July ___, 2001.

                                                       Registration No. 333 -___
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)

            Delaware                                             94-1499887
(State of other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

         200 Smith Ranch Road
        San Rafael, California                                     94903
(Address of Principal Executive Offices)                         (Zip Code)

                      FAIR, ISAAC AND COMPANY, INCORPORATED
                          1992 LONG-TERM INCENTIVE PLAN
--------------------------------------------------------------------------------
                            (Full title of the plan)

         HENK J. EVENHUIS                                   Copy to:
      Vice President, Finance
    and Chief Financial Officer                       BLAIR W. WHITE, ESQ.
       FAIR, ISAAC AND COMPANY,                      Pillsbury Winthrop LLP
            INCORPORATED                               Post Office Box 7880
        200 Smith Ranch Road                        San Francisco, CA 94120-7880
        San Rafael, CA 94903
          (415) 472-2211                                 (415) 983-1000
          --------------                                 --------------
  (Name, address and telephone
  number, including area code,
      of agent for service)

                                                   CALCULATION OF REGISTRATION FEE

----------------------------- ------------------------ -------------------------- -------------------------- -----------------------
          Title of                    Amount               Proposed Maximum           Proposed Maximum               Amount of
       Securities To                   To Be                Offering Price                Aggregate                Registration
       Be Registered                Registered                 Per Share               Offering Price                   Fee
----------------------------- ------------------------ -------------------------- -------------------------- -----------------------
        Common Stock              581,562 shares              $ 63.93 (1)              $37,179,258.66 (1)           $ 9,294.81


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the New York Stock Exchange on July 26, 2001.

                                -----------------
The Registration Statement shall become effective upon filing in accordance with
                   Rule 462 under the Securities Act of 1933.

                   PART II - INFORMATION REQUIRED PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8

General Instruction E Information

     This Registration Statement is being filed for the purpose of increasing the number of shares of the Registrant's Common Stock for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     The Registrant's Registration Statements on Form S-8 filed with the Securities and Exchange Commission on May 27, 1993 (No. 33-63426), April 1, 1996 (No. 333-02121), October 1, 1998 (No. 333-65179), July 28, 1999 (No. 333-83905)
and February 1, 2000 (No. 333-95889) are hereby incorporated by reference.

Incorporation of Documents by Reference

     The  following  documents  filed  by  Registrant  with the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

     (2) The information with regard to the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A (Commission File No. 0-16439) filed with the Commission pursuant to Section 12 of the Securities and Exchange Act of 1934, including any subsequent amendment or report filed for the purpose of updating such information.

     (3) The Company's Quarterly Report on Form 10-Q for the fiscal quarters ended December 31, 2000 and March 31, 2001 filed pursuant to Section 13 of the Exchange Act.

     (4) The Company's Current Report on Form 8-K filed with the Commission on June 1, 2001.

     (5) All other reports filed by the Registrant since September 30, 2000 with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

     In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits

 Exhibit
  Number     Exhibit
  ------     -------
   5.1       Opinion  of  Pillsbury  Winthrop  LLP  as to  the  legality  of the securities being registered.
  23.1       Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).
  23.2       Consent of KPMG LLP.
  24.1       Power of Attorney (see page 3).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Rafael, State of California, on July __, 2001.


                                   FAIR, ISAAC AND COMPANY, INCORPORATED

                                   By           /s/ HENK J. EVENHUIS
                                      ------------------------------------------
                                                   Henk J. Evenhuis
                                      Vice President and Chief Financial Officer


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HENK J. EVENHUIS his true and lawful attorney-in-fact, with full power of substitution, for him, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated:

          Signature                                   Title                                      Date
          ---------                                   -----                                      ----
  /s/ THOMAS G. GRUDNOWSKI             President, Chief Executive Officer                    July 31, 2001
---------------------------------      (Principal Executive Officer) and Director
     Thomas G. Grudnowski


    /s/ HENK J. EVENHUIS               Vice President and                                    July 31, 2001
---------------------------------      Chief Financial Officer
       Henk J. Evenhuis                (Principal Financial Officer)


    /s/ JONATHAN R. BOND               Vice President of Finance,                            July 31, 2001
---------------------------------      Corporate Controller
       Jonathan R. Bond                (Principal Accounting Officer)


   /s/ A. GEORGE BATTLE                Director                                              July 31, 2001
---------------------------------
     A. George Battle


    /s/ TONY J. CHRISTIANSON           Director                                              July 31, 2001
---------------------------------
      Tony J. Christianson


     /s/ MARGARET L. TAYLOR            Director                                              July 31, 2001
---------------------------------
       Margaret L. Taylor

                                                     3



      /s/ GUY R. HENSHAW               Director                                              July 31, 2001
---------------------------------
         Guy R. Henshaw


    /s/ DAVID S.P. HOPKINS             Director                                              July 31, 2001
---------------------------------
       David S.P. Hopkins


      /s/ ROBERT M. OLIVER             Director                                              July 31, 2001
---------------------------------
        Robert M. Oliver

                                INDEX TO EXHIBITS

 Exhibit
  Number     Exhibit
  ------     -------
    5.1      Opinion  of  Pillsbury  Winthrop  LLP  as to  the  legality  of the securities being registered.
   23.1      Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1).
   23.2      Consent of KPMG LLP.
   24.1      Power of Attorney (see page 3).

                                       5